KeyCorp Fourth Quarter 2019 Earnings Review January 23, 2020 Beth E. Mooney Chris Gorman Chairman and President and Chief Executive Officer Chief Operating Officer Don Kimble Vice Chairman and Chief Financial Officer

FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, KeyCorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “seek,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible,” “potential,” “strategy,” “opportunities,” or “trends,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are based on assumptions that involve risks and uncertainties, which are subject to change based on various important factors (some of which are beyond KeyCorp’s control.) Actual results may differ materially from current projections. Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward-looking Statements” and “Risk Factors” in KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2018 (“Form 10-K”) and in other filings of KeyCorp with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements speak only as of the date they are made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding KeyCorp, please refer to our SEC filings available at www.key.com/ir . Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. This presentation also includes certain non-GAAP financial measures related to “tangible common equity,” “cash efficiency ratio,” and certain financial measures excluding notable items. Notable items include certain revenue or expense items that may occur in a reporting period in which management does not consider indicative of ongoing financial performance. Management believes it is useful for the investment community to consider financial metrics with and without notable items in order to enable a better understanding of company results, facilitate comparability of period-to-period financial results, and to evaluate and forecast those results. Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP. For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the appendix of this presentation, or page 45 of our Form 10-Q dated September 30, 2019. GAAP: Generally Accepted Accounting Principles 2

2019: Delivering Results . 7th consecutive year of positive operating leverage . Broad-based balance sheet growth reflects execution of relationship-based business model − Average loans +4%: continued strength in commercial and consumer  Laurel Road: $1.8 B of originations since April 2019; exceeding expectations  Residential mortgage originations +121% YoY; record activity and pipelines Financial Results − Average deposits +5%: strength in retail banking franchise and growth from commercial relationships − Net interest income reflects proactive positioning to moderate interest rate risk . Continued momentum in fee-based businesses; ongoing investments to drive future returns . Strong expense discipline reflects continuous improvement and investments for growth − FY19 expenses improved 3% (a) YoY; achieved $200 MM cost savings initiative in 1H19 − Cash efficiency ratio improved 140 bps (b) . Committed to maintaining moderate risk profile and strong underwriting standards Strong Risk − Net charge-offs to average loans of .31% (b) ; portfolios continue to perform well Management − Nonperforming loans to period-end loans of .61% . Strong capital position with CET1 ratio of 9.43% (c) Disciplined . Meaningful capital returned to shareholders Capital Management − Common share dividend increased 9% ($.17 to $.185 per common share) − $868 MM (d) of common share repurchases in 2019; $241 MM (d) in 4Q19 (a) Excludes notable items; see Appendix for detail and reconciliation (b) Non-GAAP measure and excludes notable items; see Appendix for detail and reconciliations (c) 12/31/19 ratio is estimated 3 (d) Common share repurchase amount includes repurchases to offset issuances of common shares under our employee compensation plans

Financial Review 4

Financial Highlights

Continuing operations, unless otherwise noted

		4Q19	3Q19	4Q18	LQ Δ	Y/Y Δ
Profitability	EPS – assuming dilution	$ .45	$ .38	$ .45	18 %	-
	EPS – excl. notable items[(a), (b)]	.48	.48	.48	-	-
	Cash efficiency ratio[(a)]	58.7 %	56.0 %	59.9 %	266 bps	122 bps
	Cash efficiency – excl. notable items[(a), (b)]	57.3	56.0	57.4	132	8
	Return on average tangible common equity[(a)]	14.1	12.4	16.4	171	(231)
	ROTCE – excl. notable items[(a), (b)]	15.0	15.4	17.5	(40)	(248)
	Return on average total assets	1.27	1.14	1.37	13	(10)
	ROA – excl. notable items[(a), (b)]	1.35	1.40	1.46	(5)	(11)
	Net interest margin	2.98	3.00	3.16	(2)	(18)
Capital	Common Equity Tier 1[(c)]	9.43 %	9.48 %	9.93 %	(5) bps	(50) bps
	Tier 1 risk-based capital[(c)]	10.85	10.91	11.08	(6)	(23)
	Tangible common equity to tangible assets[(a)]	8.64	8.58	8.30	6	34
Asset Quality	NCOs to average loans	.42 %	.85 %	.27 %	(43) bps	15 bps
	NCOs to average loans excl. fraud loss[(a), (b)]	.35	.31	.27	4	8
	NPLs to EOP portfolio loans[(d)]	.61	.63	.61	(2)	-
	Allowance for loan and lease losses to EOP loans	.95	.96	.99	(1)	(4)

EOP = End of Period

(a) Non-GAAP measure: see Appendix for reconciliations

(b) Excludes notable items; see Appendix for detail and reconciliations

(c) 12/31/19 ratios are estimated

(d) Nonperforming loan balances exclude $446 million, $497 million, and $575 million of purchased credit impaired loans at December 31, 2019, September 30, 2019, and December 30, 2018, respectively

5

Loans Total Average Loans Highlights $ in billions vs. Prior Year $95 $94 6.00% . Average loans up 5% from 4Q18 $90 $89 5.50% − Commercial balances reflect strong C&I growth (+7%) driven by broad-based growth with $85 5.00% middle-market clients, partially offset by a decline in commercial real estate 4.47% $80 4.74% 4.50% − Consumer loan growth (+12%) reflects momentum from Laurel Road, residential mortgage, and indirect auto $75 4.00% 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 Total average loans Loan yield vs. Prior Quarter Portfolio Detail . Average loans up 2% from 3Q19 $ in billions − Consumer loans up 5% reflecting growth from C&I Consumer Laurel Road ($800 MM originations in 4Q19), residential mortgage, and indirect auto $48 $26 − Commercial balances reflect timing of various bridge loan repayments, consistent with our $23 $45 business model 4Q18 4Q19 4Q18 4Q19 6

Deposits Average Deposits Highlights $ in billions $120 $113 1.40% . Interest-bearing deposit costs down 13 bps from $108 3Q19, reflecting impact of lower interest rates $100 1.20% .96% . Strong and stable deposit base .89% 1.00% $80 (a) 34% − 26% noninterest-bearing 0.80% $60 − ~65% stable retail and low-cost escrow .71% 0.60% (b) .64% − 87% loan to deposit ratio $40 0.40% vs. Prior Year $20 0.20% . Average deposits up 4% from 4Q18 $0 0.00% 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 − Growth from consumer and commercial relationships Commercial Cost of total deposits Consumer x Cost of total interest-bearing deposits vs. Prior Quarter 4Q19 Average Deposit Mix . Average deposit balances up 2% vs. 3Q19 $ in billions − Growth from consumer and commercial $12.1 relationships $4.7 $29.4 Noninterest-bearing − Reflects elevated level of short-term deposits NOW and MMDA Savings CDs and other time deposits $66.4 (a) Based on period-end balances 7 (b) Represents period-end consolidated total loans and loans held for sale divided by period-end consolidated total deposits

Net Interest Income and Margin

Net Interest Income & Net Interest Margin Trend (TE)

$ in millions; continuing operations



$23 $1,008
$15 $987
$1,000
$800
$600
$400
$200
$0
4.0%
3.5%
3.0%
2.5%
3.16%
3.09%
2.98%
2.93%
1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19
Net interest income (TE), excl. PAA
Purchase accounting accretion (PAA)
Reported NIM (TE)
NIM (TE); excl. PAA

	4Q18	1Q19	2Q19	3Q19	4Q19
NIM – reported	3.16%	3.13%	3.06%	3.00%	2.98%
PAA	.07	.07	.05	.05	.05
NIM – excl. PAA	3.09%	3.06%	3.01%	2.95%	2.93%
NII – reported ($MM)	$1,008	$985	$989	$980	$987
PAA	23	22	17	17	15[(a)]
NII – excl. PAA	$985	$963	$972	$963	$972

Highlights

- Excluding PAA, 4Q19 net interest income was $972 MM and net interest margin was 2.93%

vs. Prior Year

- Net interest income down $13 MM, or 1%, from 4Q18, excl. PAA
  - Largely driven by higher interest-bearing deposit costs, partially offset by higher earning asset balances

vs. Prior Quarter

- Net interest income up $9 MM, or 1%, from 3Q19, excl. PAA
  - Reflects higher earning asset balances and lower deposit costs, partially offset by lower earning asset yields

2020 Outlook: Expect NIM to be relatively stable, reflecting the benefit of balance sheet positioning

TE = Taxable equivalent PAA = Purchase accounting accretion

(a) 4Q19 purchase accounting accretion of $15 MM is made up of $9 MM related to contractual maturities and $6 MM related to prepayments

8

Noninterest Income Noninterest Income Highlights vs. Prior Year $ in millions up / (down) 4Q19 vs. 4Q18 vs. 3Q19 Trust and investment services income $ 120 $ (1) $ 2 . Noninterest income up $6 MM (+1%) from 4Q18, reflecting continued momentum across fee-based Investment banking and debt 181 (5) 5 placement fees businesses Service charges on deposit accounts 86 2 - − Operating lease income and other leasing gains Operating lease income and other 39 11 (3) (+$11 MM) reflect lease impairments in 4Q18 leasing gains − Corporate services income (+$7 MM); driven by Corporate services income 65 7 2 higher derivatives income Cards and payments income 67 (1) (2) − Strength in mortgage: consumer mortgage Corporate-owned life insurance 39 - 7 income (+$7 MM) and mortgage servicing Consumer mortgage income 14 7 - fees (+$5 MM) Mortgage servicing fees 26 5 3 − Offset by decline in other income (-$19 MM) Other income 14 (19) (13) Total noninterest income $ 651 $ 6 $ 1 vs. Prior Quarter . Noninterest income relatively stable from 3Q19 − Seasonal increase in corporate-owned life insurance (+$7 MM) − Strength in investment banking and debt placement fees (+$5 MM) − Offset by decline in other income (-$13 MM) 9

Noninterest Expense

Noninterest Expense

$ in millions up / (down)	4Q19	vs. 4Q18	vs. 3Q19
Personnel	$ 551	$ (25)	$ 4
Net occupancy	76	1	4
Computer processing	51	(4)	(2)
Business services, professional fees	54	5	11
Equipment	25	(1)	(2)
Operating lease expense	32	-	(1)
Marketing	27	2	1
FDIC assessment	8	(1)	1
Intangible asset amortization	19	(3)	(7)
OREO expense, net	3	2	-
Other expense	134	(8)	32
Total noninterest expense	$ 980	$ (32)	$ 41
Notable Items:			
Pension settlement charge	$ 18	1	18
Professional fees related to fraud loss	4	4	4
Efficiency initiative expenses	-	(24)	-
Total noninterest expense, excl. notable items[(a)]	$ 958	$ (13)	$ 19

Highlights

vs. Prior Year

- Noninterest expense down $32 MM, or 3%
  - Excluding notable items down $13 MM, or 1%[(a)]
  - Notable items in 4Q18 were primarily severance (personnel) and pension settlement charge (other)
- Reflects the successful implementation of expense initiatives, partially offset by expenses related to Key's acquisition of Laurel Road in April 2019

vs. Prior Quarter

- Noninterest expense up $41 MM, or 4%
  - Excluding notable items up $19 MM, or 2%[(a)]
- Increase from prior quarter reflects:
  - Seasonally higher business services and professional fees
  - Increase in incentive compensation related to quarterly increase in share price
  - Partially offset by lower intangible asset amortization

(a) Non-GAAP measure and excludes notable items: see Appendix for detail

10

Credit Quality

Net Charge-offs & Provision for Credit Losses



$ in millions
$200
$150
$100
$50
$0
1.00%
.80%
.60%
.40%
.20%
.00%
4Q19 and 3Q19 reflect $16 MM and $123 MM from previously disclosed fraud loss, respectively
$60 $59
.27%
$109
$99
.42%
.35%(a)
1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19
NCOs
Provision for credit losses
NCOs to avg loans
NCOs to avg loans excl. fraud loss(a)

Allowance for Loan and Lease Losses



$ in millions
4Q19 allowance for loan losses to period-end loans of 1.02%
$900
$800
$700
$600
250%
200%
150%
100%
50%
0%
$883
$900
163%
156%
1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19
Allowance for loan and lease losses
Allowance for loan and lease losses to NPLs

Nonperforming Loans[b]



$ in millions
$800
$600
$400
$200
$0
2.00%
1.60%
1.20%
.80%
.40%
.00%
$542
$577
.61%
.61%
1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19
NPLs
NPLs to period-end loans

Acquired Loans



$ in millions
$100
$80
$60
$40
1.00%
.80%
.60%
.40%
.20%
$80
$73
$71
$68
$61
$55
$51
$51
.50%
.48%
.52%
.53%
.52%
.50%
.51%
.55%
1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19
Allowance for acquired loans
Acquired loan allowance to period-end acquired loans

NCO = Net charge-off

(a) Excludes fraud loss in 4Q19 and 3Q19; see reconciliation on page 21

(b) Nonperforming loan balances exclude $446 million and $575 million of purchased credit impaired loans at December 31, 2019, and December 31, 2018, respectively

11

Capital Common Equity Tier 1 (a) Highlights 11.00% . Strong capital position: CET1 ratio of 9.43% (a) at 12/31/2019 9.93% 10.00% . Continued meaningful shareholder return: 9.43% − Quarterly common share dividend of $.185 9.00% − Completed $241 MM (c) of common share repurchases in 4Q19 8.00% 7.00% 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 Tangible Common Equity to Tangible Assets (b) Quarterly Common Share Dividend +9% 4Q19 vs. 4Q18 $0.20 10.00% $.185 $.17 9.00% 8.64% $0.16 8.30% 8.00% $0.12 7.00% 6.00% $0.08 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 (a) 12/31/19 ratios are estimated (b) Non-GAAP measure: see Appendix for reconciliation 12 (c) Common share repurchase amount includes repurchases to offset issuances of common shares under our employee compensation plans

FY2020 Outlook & Long-term Targets FY 2020 (vs. FY 2019) Average Balance • Loans: up mid-single digit Sheet • Deposits: up low-single digit Net Interest Income • Net interest income: up low-single digit (TE) • Net interest margin: relatively stable with 4Q19 Noninterest Income • Noninterest income: up mid-single digit Noninterest • Noninterest expense: relatively stable Expense ‒ Relatively stable outlook for 2020 is relative to 2019 noninterest expense (excluding notable items) of $3.8 B • Net charge-offs to average loans: below through-the-cycle range of 40 - 60 bps Credit Quality • Provision: expected to exceed net charge-offs reflecting continued loan growth • CECL: relatively stable economic outlook Taxes • GAAP tax rate: in the range of 17% - 18% Outlook excludes notable items Guidance ranges: relatively stable: +/- 2%; low single-digit: 1% - 3%; mid-single digit: 4% - 6% Long-term Targets Positive operating Cash efficiency ratio: Moderate risk profile: ROTCE: Net charge-offs to avg. loans leverage 54% - 56% 16% - 19% targeted range of 40-60 bps 13

Appendix 14

Loan Portfolio Detail, at 12/31/19 Total Loans Commercial Loans $ in billions 12/31/19 % of total Diversified Portfolio by Industry loans Total commercial loans: Utilities Agriculture Automotive Commercial and industrial $ 48.3 51 Business Products Transportation Commercial real estate 15.0 16 Business Services C&I CRE Technology Media And Telecom Chemicals Commercial lease financing$40 4.7$18 5 Construction Total Commercial $ 68.0 72% Consumer Discretionary Residential mortgage 7.0 7 Real Estate Home equity 10.3 11 Consumer Services Consumer direct 3.5 4 Credit card 1.1 1 Equipment Public Sector Consumer indirect 4.7 5 Other Finance Total Consumer $ 26.6 28% Oil And Gas Materials/ Extraction Metals And Mining Home Equity Commercial Real Estate 2008/ Outstanding Average Average prior Balances Loan Size FICO Construction vintage . Focused on relationships with CRE owners First lien $ 6,281 61% $ 72,019 775 13 % Second lien 3,993 39 45,845 775 25 . Aligned with targeted industry verticals Total home equity $ 10,274 . Primarily commercial mortgage; selective approach to construction . Combined weighted-average LTV at Commercial mortgage origination: 70% Fixed . Criticized non-accruals: 0.6% of period- 69% 90% Variable 50% end balances (a) 50% . $569 million in lines outstanding (9% of the home equity lines) come to end of draw period by 4Q21 12/31/2009 12/31/2019 Tables may not foot due to rounding 15 (a) Loan and lease outstandings; excludes purchase credit impaired loans from the First Niagara acquisition

Investment Portfolio

Average Total Investment Securities



$ in billions
$32.0
$24.0
$16.0
$8.0
$0.0
$30.3
$32.5
2.39%
2.47%
2.75%
2.50%
2.25%
2.00%
1.75%
1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19
Average AFS securities
Average HTM securities
Average yield(a)

Securities Cash Flows (b) as a % of Total Securities



40.0%
30.0%
20.0%
10.0%
0.0%
3.8%
27%
3.7%
20%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19
Securities cash flows as a % of total securities(b)
Mortgage rate(c)

(a) Yield is calculated on the basis of amortized cost
(b) Quarterly cash flows annualized

Highlights

- Portfolio used for funding and liquidity management:
  - Portfolio composed primarily of Fixed Rate GNMA and GSE-backed MBS and CMOs
  - GNMA 45% of 4Q19 average balance
  - Reinvestments continue to be in High Quality Liquid Assets
- Weighted average yield on new investments equaled yield on maturities during 4Q19
- Over the past several quarters, strategically positioned the portfolio to provide greater yield stability in a lower interest rate environment:
  - Grew allocation to bullet-like or locked-out securities backed by commercial mortgages by ~15%
  - Focused on investing in securities backed by residential mortgage collateral with lower prepayment risks
  - Reduced exposure to net unamortized premiums on mortgage securities
  - Annualized cash flows in the second half of 2019 came in ~10% lower compared to when mortgage rates were at similar levels in 2016
- Portfolio average life of 4.4 years and duration of 3.8 years at 12/31/2019

(c) Average [30-year Freddie Mac fixed mortgage rate]

16

Asset & Liability Management Positioning

Hedging activities moderate interest rate risk: reduce current and future exposure to declining interest rates

4Q19 Balance Sheet Highlights[(a)]

Loan Composition



Prime 13%
Fixed 33%
1 month LIBOR 41%
Other 6%
3 month LIBOR 7%

Deposit Mix



Noninterest-bearing 26%
Interest-bearing 74%

- Attractive business model with relationship-oriented lending franchise
  - Distinctive commercial capabilities drive C&I growth and ~67% floating-rate loan mix
  - Laurel Road and residential mortgage enhances fixed rate loan volumes with attractive client profile
- Strong, low-cost deposit base
  - ~65% stable retail and low-cost escrow
  - >85% from markets where Key maintains top-5 deposit or branch share
- Disciplined balance sheet management with recurring re-investment opportunities
  - $32.5 B securities portfolio is >99% government-guaranteed and generates ~$500 MM cash flows per month

Balanced Interest Rate Risk Position

- NII impact of ~1% for a ramped 100 bps parallel decrease from current rate levels over 12 months
  - Decrease from 3Q19 driven by ongoing hedging program
  - 80%+ of exposure due to term rates (>3 month term rates)
- Effectively neutral to market Implied Forwards
- Total Hedges of $35.1 B at 12/31/2019
  - $26.9 B of A/LM swaps and floors aimed at commercial loans
  - Executed $2.7 B forward swaps, $600 MM swaps, and $200 MM floors in 4Q19



4Q19
$19.3B
$8.2B
$4.2B
$3.4B
A/LM Swaps
Debt Swaps
Floors
FWD Swaps

- Hedging beginning in 3Q18 significantly reduced declining rate exposure (~$21 B in total executions 3Q18 - 4Q19)
- Forward-starting activity scheduled to continue in 1Q20:
  - $3.4 B of swaps with a receive rate of ~1.9% beginning over the next 6 months with a 2-year tenor

(a) Loan and deposit statistics based on 12/31/2019 ending balances

17

Credit Quality Trends Delinquencies to Period-end Total Loans Criticized Outstandings (a) to Period-end Total Loans Continuing operations Continuing operations .80% 6.0% .60% 4.0% .41% 2.8% .40% .35% 2.6% 2.0% .20% .13% .11% .00% .0% 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 30 – 89 days delinquent 90+ days delinquent Metric (b) 4Q19 3Q19 2Q19 1Q19 4Q18 Delinquencies to EOP total loans: 30-89 days .41% .39% .33% .32% .35 % Delinquencies to EOP total loans: 90+ days .11 .06 .08 .13 .13 NPLs to EOP portfolio loans (c) .61 .63 .61 .61 .61 NPAs to EOP portfolio loans + OREO + Other NPAs (c) .75 .77 .66 .66 .64 Allowance for loan losses to period-end loans .95 .96 .97 .98 .99 Allowance for loan losses to NPLs 156.0 152.6 158.6 161.1 162.9 (a) Loan and lease outstandings; excludes purchase credit impaired loans from the First Niagara acquisition (b) From continuing operations (c) Nonperforming loan balances exclude $446 million, $497 million, $518 million, $551 million, and $575 million of purchased credit impaired loans at 18 December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, and December 31, 2018, respectively

Credit Quality

Credit Quality by Portfolio

$ in millions	Period-end loans	Average loans	Net loan charge-offs	Net loan charge-offs[c] / average loans (%)	Nonperforming loans[d]	Ending allowance[e]	Allowance / period-end loans[e] (%)	Allowance / NPLs (%)
	12/31/19	4Q19	4Q19	4Q19	12/31/19	12/31/19	12/31/19	12/31/19
Commercial and industrial[a]	$ 48,295	$ 48,345	$ 72[b]	.59%	$ 264	$ 551	1.14%	208.71%
Commercial real estate:								
Commercial Mortgage	13,491	13,335	2	.06	83	143	1.06	172.29
Construction	1,558	1,495	1	.27	2	22	1.41	N/M
Commercial lease financing[f]	4,688	4,482	-	-	6	35	.75	583.33
Real estate – residential mortgage	7,023	6,777	(1)	(.06)	48	7	.10	14.58
Home equity	10,274	10,362	1	.04	145	31	.30	21.38
Consumer direct loans	3,513	3,125	9	1.14	4	34	.97	850.00
Credit cards	1,130	1,103	9	3.24	3	47	4.16	N/M
Consumer indirect loans	4,674	4,583	6	.52	22	30	.64	136.36
Continuing total	$ 94,646	$ 93,607	$ 99	.42%	$ 577	$ 900	.95%	155.98%
Discontinued operations	865	884	1	.45	7	10	1.16	142.86
Consolidated total	$ 95,511	$ 94,491	$ 100	.42%	$ 584	$ 910	.95%	155.82%

N/M = Not meaningful

(a) 12/31/19 ending loan balance includes $144 million of commercial credit card balances; average loan balance includes $146 million of assets from commercial credit cards
(b) Includes $16 MM from previously disclosed fraud loss
(b) Net loan charge-off amounts are annualized in calculation
(c) 12/31/19 NPL amount excludes $446 million of purchased credit impaired loans
(d) 12/31/19 allowance by portfolio is estimated
(e) Commercial lease financing includes receivables held as collateral for a secured borrowing of $15 million at December 31, 2019. Principal reductions are based on the cash payments received from these related receivables

19

GAAP to Non-GAAP Reconciliation

$ in millions	Three months ended 12/31/2019	Three months ended 9/30/2019	Three months ended 12/31/2018	Twelve months ended 12/31/2019	Twelve months ended 12/31/2018
Notable Items					
Provision for credit losses	$ (16)	$ (123)	-	$ (139)	-
Professional fees related to fraud loss	(4)		-	(4)	-
Efficiency initiative expenses	-	-	$ (24)	(76)	$ (24)
Laurel Road acquisition expenses	-	-	-	(2)	-
Pension settlement charge	(18)	-	(17)	(18)	(17)
Total notable items	$ (38)	$ (123)	$ (41)	$ (239)	$ (41)
Income taxes	(9)	(29)	(10)	$ (56)	$ (10)
Total notable items after tax	$ (29)	$ (94)	$ (31)	$ (183)	$ (31)
Earnings per common share (EPS) excluding notable items					
EPS from continuing operations attributable to Key common shareholders assuming dilution	$ .45	$ .38	$ .45		
Add: EPS impact of notable items	.03	.10	.03		
EPS from continuing operations attributable to Key common shareholders excluding notable items (non-GAAP)	$ .48	$ .48	$ .48		
Tangible common equity to tangible assets at period end					
Key shareholders' equity (GAAP)	$ 17,038	$ 17,116	$ 15,595		
Less: Intangible assets (a)	2,910	2,928	2,818		
Preferred Stock (b)	1,856	1,856	1,421		
Tangible common equity (non-GAAP)	$ 12,272	$ 12,332	$ 11,356		
Total assets (GAAP)	$ 144,988	$ 146,691	$ 139,613		
Less: Intangible assets (a)	2,910	2,928	2,818		
Tangible assets (non-GAAP)	$ 142,078	$ 143,763	$ 136,795		
Tangible common equity to tangible assets ratio (non-GAAP)	8.64%	8.58%	8.30%		
Average tangible common equity					
Average Key shareholders' equity (GAAP)	$ 17,178	$ 17,113	$ 15,384	$ 16,636	$ 15,131
Less: Intangible assets (average) (c)	2,919	2,942	2,828	2,909	2,869
Preferred Stock (average)	1,900	1,900	1,450	1,755	1,205
Average tangible common equity (non-GAAP)	$ 12,359	$ 12,271	$ 11,106	$ 11,972	$ 11,057
Return on average tangible common equity from continuing operations					
Net income (loss) from continuing operations attributable to Key common shareholders (GAAP)	$ 439	$ 383	$ 459	$ 1,611	$ 1,793
Plus: Notable items, after tax	29	94	31	183	31
Net income (loss) from continuing operations attributable to Key common shareholders excl. notable items	$ 468	$ 477	$ 490	$ 1,794	$ 1,824
Average tangible common equity (non-GAAP)	12,359	12,271	11,106	11,972	11,057
Return on average tangible common equity from continuing operations (non-GAAP)	14.09%	12.38%	16.40%	13.46%	16.22%
Return on average tangible common equity from continuing operations excl. notable items (non-GAAP)	15.02%	15.42%	17.50%	14.98%	16.50%

(a) For the three months ended December 31, 2019, September 30, 2019, and December 31, 2018, intangible assets exclude $7 million, $9 million, and $14 million, respectively, of period-end purchased credit card receivables

(b) Net of capital surplus

(c) For the three months ended December 31, 2019, September 30, 2019, and December 31, 2018, average intangible assets exclude $8 million, $9 million, and $15 million, respectively, of average purchased credit card receivables. For the twelve months ended December 31, 2019, and December 31, 2018, average intangible assets exclude $10 million and $20 million, respectively, of average purchased credit card receivables

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GAAP to Non-GAAP Reconciliation PAGE TWO: Three months ended Twelve months ended $ in millions 12/31/2019 9/30/2019 12/31/2018 12/31/2019 12/31/2018 Net loan charge-offs to average total loans excluding notable items Net loan charge-offs (GAAP) $ 99 $ 196 $ 60 $ 424 $ 234 Less: Notable items 16 123 - 139 - Net loan charge-offs excluding notable items (non-GAAP) $ 83 $ 73 $ 60 $ 285 $ 234 Average loans outstanding $ 93,607 $ 91,956 $ 89,288 $ 91,511 $ 88,338 Net loan charge-offs to average loans excluding notable items (non-GAAP) .35% .31% .27% .31% .26% Provision for credit losses excluding notable items Provision for credit losses (GAAP) $ 109 $ 200 $ 59 $ 445 $ 246 Less: Notable items 16 123 - 139 - Provision for credit losses excluding notable items (non-GAAP) $ 93 $ 77 $ 59 $ 306 $ 246 Return on average total assets Net income (loss) from continuing operations attributable to Key $ 466 $ 413 $ 482 Plus: Notable items, after tax 29 94 31 Net income (loss) from continuing operations attributable to Key common shareholders excl. notable items $ 495 $ 507 $ 513 Average total assets from continuing operations $ 145,728 $ 144,158 $ 139,181 Return on average total assets 1.27% 1.14% 1.37% Return on average total assets excl. notable items (non-GAAP) 1.35% 1.40% 1.46% Cash efficiency ratio Noninterest expense (GAAP) $ 980 $ 939 $ 1,012 $ 3,901 $ 3,975 Less: Intangible asset amortization 19 26 22 89 99 Adjusted noninterest expense (non-GAAP) $ 961 $ 913 $ 990 $ 3,812 $ 3,876 Less: Notable items 22 - 41 100 41 Adjusted noninterest expense (non-GAAP) $ 939 $ 913 $ 949 $ 3,712 $ 3,835 Net interest income (GAAP) $ 979 $ 972 $ 1,000 $ 3,909 $ 3,909 Plus: Taxable-equivalent adjustment 8 8 8 32 31 Noninterest income 651 650 645 2,459 2,515 Total taxable-equivalent revenue (non-GAAP) $ 1,638 $ 1,630 $ 1,653 $ 6,400 $ 6,455 Cash efficiency ratio (non-GAAP) 58.7% 56.0% 59.9% 59.6%0.602 60.0%0.602 Cash efficiency ratio excluding notable items (non-GAAP) 57.3% 56.0% 57.4% 58.0% 59.4% 21